Supplement Dated November 15, 2016
To The Prospectuses For

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE REWARDS®,
PERSPECTIVE FOCUS®, ELITE ACCESS® and ELITE ACCESS BROKERAGE EDITION®
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account II

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-800-599-5651; www.jackson.com.

Investment Objective Change. Effective September 19, 2016, the prospectus is revised as follows:

Under the section titled “INVESTMENT DIVISIONS”, the brief statement of the corresponding investment objective for the following Fund is revised as follows:

JNL Series Trust

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in, under normal circumstances, at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are "collateralized fully" (i.e., collateralized by cash or government securities).

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(To be used with JMV16966NY 07/16, JMV9476NY 04/16, NV4224 04/16, JMV9476WFNY 04/16, NV4224WF 04/16, JMV8037NY 04/16, JMV8037BENY 04/16, NMV2731 04/16, JMV7698NY 04/16, NV5869 04/16, JMV7697NY 04/16, NV5890 04/16, NV5526 04/16, NV3784 04/16)

JMV18073NY 11/16